UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation

SE & AJ Liebel Second Tranche Funding

As previously disclosed, on September 15, 2025, LM Funding America, Inc. (the “Company”) entered into an Amendment to Loan Agreement and Loan Documents (the “Loan Agreement Amendment”) by and among the Company, each of LM Funding, LLC and US Digital Mining and Hosting Co., LLC (subsidiaries of the Company), as guarantors (jointly and severally, the “Guarantors”), and SE & AJ Liebel Limited Partnership, as lender (the “Lender”). The Loan Agreement Amendment amended the Loan Agreement previously entered into on August 6, 2024, among the Company, the Guarantors, and the Lender. Pursuant to the Loan Agreement Amendment, the Company obtained an additional loan of up to $2.0 million from the Lender comprised of a $1.3 million advance on the date of the Loan Agreement Amendment and an additional borrowing in the amount of $700,000 that the Company had the right to draw down in a second tranche (the “Second Tranche”).

In accordance with the terms of the Loan Agreement Amendment, on October 21, 2025, the Company provided notice to the Lender requesting funding of the Second Tranche in an amount equal to $700,000, and on the same day, the Lender advanced the Second Tranche to the Company net of certain loan fees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Promissory Note, dated September 16, 2025 (incorporated by reference to the Current Report on Form 8-K filed September 18, 2025)
10.1

Loan Agreement Amendment, dated as of September 16, 2025, by and among the Company, LM Funding, LLC, US Digital Mining and Hosting Co., LLC, and SE & AJ Liebel Limited Partnership (incorporated by reference to the Current Report on Form 8-K filed September 18, 2025)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	October 24, 2025	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer